                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             CONTROL DEVICES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED FEBRUARY 26, 1999
                                       BY
                       FIRST TECHNOLOGY ACQUISITION CORP.
                      AN INDIRECT, WHOLLY OWNED SUBSIDIARY
                                       OF
                              FIRST TECHNOLOGY PLC

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
     CITY TIME, ON THURSDAY, MARCH 25, 1999, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                       IBJ Whitehall Bank & Trust Company

                  BY MAIL:                                       BY HAND:

     IBJ Whitehall Bank & Trust Company             IBJ Whitehall Bank & Trust Company
                P. O. Box 84                                 One State Street
            Bowling Green Station                        New York, New York 10004
        New York, New York 10274-0084               Attn: Securities Processing Window,
 Attn: Reorganization Operations Department                Subcellar One, (SC-1)

                           By Facsimile Transmission:
                                 (212) 858-2611
              To Confirm Receipt of Notice of Guaranteed Delivery:
                                 (212) 858-2103

                                    DESCRIPTION OF SHARES TENDERED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)               SHARE CERTIFICATE(S) ENCLOSED
           APPEAR(S) ON THE CERTIFICATE(S))              (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                         TOTAL NUMBER
                                                                          OF SHARES       NUMBER OF
                                                         CERTIFICATE    REPRESENTED BY      SHARES
                                                          NUMBER(S)*    CERTIFICATE(S)*   TENDERED**
                                                        Total Number
                                                        of Shares
 *  Need not be completed by Shareholders delivering Shares by book-entry transfer through the
    Depositary.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by Certificates delivered to the Depositary are being tendered. See Instruction 4.
  / / CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE SECTION 11.

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by holders of Shares (as defined below) either if certificates evidencing Shares ("Certificates") are to be forwarded with this Letter of Transmittal or unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by IBJ Whitehall Bank & Trust Company (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

    Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Shareholder(s): ______________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    -----------------------------------------------

                           SPECIAL PAYMENT INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
    Issue check and/or certificate(s) to:

    Name _____________________________________________________________________

    __________________________________________________________________________
                              (PLEASE TYPE OR PRINT)

    Address __________________________________________________________________

    __________________________________________________________________________
                                (INCLUDE ZIP CODE)

    _________________________________________________________________________
              (RECIPIENT'S TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                     (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

      ---------------------------------------------------------------
      ---------------------------------------------------------------

                           SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if Certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

    Mail check and/or certificate(s) to:

    Name _____________________________________________________________________

    __________________________________________________________________________
                                  (PLEASE PRINT)

    Address __________________________________________________________________

    __________________________________________________________________________
                                (INCLUDE ZIP CODE)

      --------------------------------------------------------------

    -------------------------------------------------------------------------

                                    IMPORTANT:
                  SHAREHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                                  FORM W-9 BELOW

    ___________________________________________________________________________

    ___________________________________________________________________________
                          SIGNATURE(S) OF SHAREHOLDER(S)

    Dated: _________________, 1999

    (MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON THE CERTIFICATE OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY TRUSTEES, EXECUTORS,
    ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, AGENTS, OFFICERS OR CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION. SEE INSTRUCTION 5.)

    Name(s): __________________________________________________________________
                              (PLEASE TYPE OR PRINT)

    ___________________________________________________________________________

    Capacity (Full Title): ____________________________________________________

    ___________________________________________________________________________

    Address: __________________________________________________________________

    ___________________________________________________________________________
                               (INCLUDE A ZIP CODE)

    Area Code and Telephone No.: ______________________________________________
                                                    (HOME)

                                 ______________________________________________
                                                  (BUSINESS)

 Tax Identification or
 Social Security No. __________________________________________________________
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature(s): _____________________________________________________

 Name: ________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________

 ______________________________________________________________________________
                               (INCLUDE ZIP CODE)

 Area Code and Telephone No.: _________________________________________________

 Dated: ____________________, 1999
 ------------------------------------------------------------------------------

          TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS OF SECURITIES
                              (SEE INSTRUCTION 9)

-----------------------------------------------------------------------------------------
                    PAYOR'S NAME: IBJ WHITEHALL BANK & TRUST COMPANY
-----------------------------------------------------------------------------------------

      SUBSTITUTE
       FORM W-9
    DEPARTMENT OF
     THE TREASURY
       INTERNAL
   REVENUE SERVICE
                        PART 1--PLEASE PROVIDE YOUR TIN IN      TIN ------------------
                        THE BOX AT RIGHT AND CERTIFY BY         (Social Security Number
                        SIGNING AND DATING BELOW.                     or Employer
                                                                Identification Number)
                        -----------------------------------------------------------------

 PAYER'S REQUEST FOR
       TAXPAYER
    IDENTIFICATION
     NUMBER (TIN)
  AND CERTIFICATION
                        PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                        (SEE INSTRUCTIONS)
                        -----------------------------------------------------------------
                        PART 3--CERTIFICATIONS--UNDER PENALTIES OF PERJURY, I CERTIFY
                        THAT:
                        (1) The number shown on this form is my correct Taxpayer
                        Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                        that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        Signature ------------------------------------ Date
                        ------------------------ , 1999

-----------------------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART 1
                          OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31% of all reportable payments made to me will be withheld.

Signature                                  Date

 ------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS.

Ladies and Gentlemen:

    The undersigned hereby tenders to First Technology Acquisition Corp., an Indiana corporation ("Purchaser") and an indirect, wholly owned subsidiary of First Technology PLC, an English public limited company ("Parent"), the above-described common shares, no par value (the "Shares"), of Control Devices, Inc., an Indiana corporation (the "Company"), at a purchase price of $16.25 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 26, 1999 (the "Offer to Purchase") and this related Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The common share purchase rights (the "Rights") provided for in a Rights Agreement dated as of May 7, 1998, as amended by Amendment No. 1, dated as of February 22, 1999 (the "Rights Agreement"), between the Company and BankBoston, N.A., are not applicable to the Offer, the Merger Agreement or any of the transactions contemplated thereby. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but no such assignment will relieve Purchaser of its obligations under the Offer or prejudice the rights of the tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns, and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends) that are declared or paid by the Company on or after the date of the Offer to Purchase and are payable or distributable to shareholders of record on a date prior to the transfer into the name of the Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (collectively "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility (as defined in the Offer to Purchase), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares,
(ii) present such Shares (and any Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to all Shares tendered herewith and accepted for payment by Purchaser (and any Distributions), including without limitation the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute will, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, will be considered coupled with an interest in the Shares tendered with this Letter of Transmittal. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney and proxies may be given with respect thereto (and, if given, will be deemed ineffective). The designees of Purchaser will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as they in their sole discretion may deem proper. Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Purchaser or its designees be able to exercise full voting rights with respect to such Shares (and any Distributions), including voting at any meeting of shareholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser will be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Purchaser in its sole discretion.

    The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

    All authority herein conferred or herein agreed to be conferred will not be affected by, and will survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Tenders of Shares pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check for the purchase price and return any such Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and return such Certificates (and accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with respect to any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder if the Purchaser does not accept for payment any of the Shares tendered hereby.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, no signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes of this document, includes any participant in any of the Book-Entry Transfer Facility systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or Certificates for Shares not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Certificates tendered, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instructions 1 and 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders if either Certificates evidencing Shares are to be forwarded with this Letter of Transmittal or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (a) the appropriate Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees or an Agent's Message in connection with a book-entry transfer of Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date and either (i) Certificates representing tendered Shares must be received by the Depositary at one of those addresses on or prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary on or prior to the Expiration Date or (b) the tendering Shareholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

    Shareholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may nevertheless tender their Shares by following the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date, and (iii) Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all the tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, and any required signature guarantees (or, in the case of book-entry transfers, an Agent's Message (as defined in the Offer to Purchase) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each delivery.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering Shareholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached to this Letter of Transmittal.

    4. PARTIAL TENDERS. If fewer than all of the Shares represented by any Certificates delivered to the Depositary with this Letter of Transmittal are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, a new Certificate for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares evidenced by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person should so indicate when signing, and proper evidence satisfactory to the Purchaser of that person's authority to so act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificates for such Shares. Signatures on the Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

    6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and the Shares are delivered by book-entry transfer, the Shares will be credited to an account maintained at the Book-Entry Transfer Facility.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or to brokers, dealers, commercial banks and trust companies. Such materials will be furnished at Purchaser's expense.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part, at any time or from time to time, in the Purchaser's sole discretion.

    10. BACKUP WITHHOLDING TAX. Each tendering Shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the Shareholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Shareholder to a penalty and 31% federal income tax backup withholding on the payment of the purchase price for the Shares. If the tendering Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering Shareholder should follow the instructions set forth in Part III of the Substitute Form W- 9 and sign and date both the Substitute Form W-9 and the "Certificate of Awaiting Taxpayer Identification." If the Shareholder has indicated in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

    11. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary, IBJ Whitehall Bank & Trust Company, at (212) 858-2103. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under current federal income tax law, a Shareholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Shareholder's correct TIN on Substitute Form W-9 below. If such Shareholder is an individual, the TIN is such Shareholder's social security number. If the tendering Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the Shareholder should so indicate on the Substitute Form W-9. See Instruction 10. If the Depositary is not provided with the correct TIN, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to the Shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

    Certain Shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of, and by signing and dating, the Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that Shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a shareholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the shareholder is awaiting a TIN) and that (i) such shareholder is exempt from backup withholding, (ii) the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the shareholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

    MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH SHAREHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH ON THE FIRST PAGE.

    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

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                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                        OR CALL TOLL FREE (800) 322-2885
                      THE DEALER MANAGER FOR THE OFFER IS:

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                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005
                            (212) 429-2000 EXT. 2442
                   OR CALL TOLL FREE (800) 457-0245 EXT. 2442